RECEIVABLES SALE AGREEMENT
THIS RECEIVABLES SALE AGREEMENT, dated as of June 30, 2016 (this “Agreement”), is entered into by and among Wells Fargo Bank, National Association, as Agent (the “Agent”), Fountain City Finance, LLC, a Delaware limited liability company (the “SPE”), DST Systems, Inc., a Delaware corporation (the “Parent” and, together with the SPE and the Agent, the “Transferors”), and each of the Originators (hereinafter defined).

1.	Definitions. As used in this Agreement:
“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all finance charges and all cash proceeds of Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received with respect thereto.
“Contract” means, in relation to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Receivable arises or which evidence such Receivable or under which a Person becomes or is obligated to make payment in respect of such Receivable.
“Obligor” means with respect to any Receivable, the Person obligated to make payments in respect of such Receivable.
“Originator” means each of DST OUTPUT, LLC, a Delaware limited liability company, DST MAILING SERVICES, INC., a Delaware corporation, DST OUTPUT CENTRAL, LLC, a Delaware limited liability company, DST OUTPUT EAST, LLC, a Delaware limited liability company, DST OUTPUT ELECTRONIC SOLUTIONS, INC., a Missouri corporation, DST OUTPUT WEST, LLC, a Delaware limited liability company, LATERAL GROUP NA, LLC, a Delaware limited liability company, and NEWKIRK PRODUCTS, INC., a New York corporation.
“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Purchased Assets” means all Receivables, whether now owned and existing or hereafter acquired or arising, together with the Related Security and Collections with respect thereto and all proceeds of any and all of the foregoing.
“Receivable” means any indebtedness of any Person, whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, including the right to payment of any interest, fees or finance charges and other obligations of such Person with respect thereto.
“Related Security” means with respect to any Receivable:
(i)    all right, title and interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;
(ii)    all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements filed against an Obligor describing any collateral securing such Receivable;
(iii)    the Contract and all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and
(iv)    all contracts and all other documents, purchase orders, invoices, agreements, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.
2.Sales of the Receivables, Related Security and Collections. On the date hereof, the following transactions shall occur in the order listed:
(a)For value received, the Agent, hereby absolutely and unconditionally, sells, assigns, conveys and transfers to the SPE (the Agent’s “Transferee”) all of the Agent’s existing and future right, title and interest in and to the Purchased Assets, without representation, warranty or recourse of any kind, express or implied, except as expressly provided in Section 2 below;
(b)For value received, the SPE, hereby absolutely and unconditionally, sells, assigns, conveys and transfers to the Parent (the SPE’s “Transferee”) all of the SPE’s existing and future right, title and interest in and to the Purchased Assets, without representation, warranty or recourse of any kind, express or implied, except as expressly provided in Section 2 below;
(c)For value received, the Parent, hereby absolutely and unconditionally, sells, assigns, conveys and transfers to the applicable Originator (the Parent’s “Transferee”) all of the Parent’s existing and future right, title and interest in and to the Purchased Assets, without representation, warranty or recourse of any kind, express or implied, except as expressly provided in Section 2 below; and
(d)Each of the Originators shall cease to be a party to (i) the Originator Purchase Agreement, dated as of May 21, 2009, by and among the Originators and certain of their affiliates, as “Sellers,” and DST Systems, Inc., a Delaware corporation, as the “Servicer” and as the “Purchaser,” as the same is amended, restated or otherwise modified from time to time after the date thereof, and (ii) the Amended and Restated Receivables Purchase Agreement, dated as of May 15, 2014, by and among Fountain City Finance, LLC, a Delaware limited liability company as the “Seller”, Wells Fargo Bank, National Association, individually and as Agent, DST Systems, Inc., a Delaware corporation, as the Servicer, and each of the Originators and various of their affiliates, as the same is amended, restate or otherwise modified from time to time after the date thereof.
It is the intention of each Transferor and its applicable Transferee that the sale, assignment, conveyance and transfer by such Transferor set forth in clauses (a)-(c) above constitute a true sale and outright conveyance to its Transferee of all of its existing and future right, title and interest in and to the Purchased Assets, vesting its Transferee identified above with all benefits and burdens of owning the Purchased Assets, and none of the parties hereto intends any of the transactions contemplated hereby to constitute loans secured by the Purchased Assets. For the avoidance of doubt, after giving effect to the above sale, assignment, conveyance and transfer by each Transferor to its Transferee, such Transferor hereby absolutely and unconditionally releases any security interest or ownership interest it may have been granted in the Purchased Assets.

3.Representations and Warranties.
(a)Each of the Transferors hereby represents and warrants to its Transferee that such Transferor’s sale, assignment, conveyance and transfer of its right, title and interest in and to the Purchased Assets is made free and clear of any lien, security interest, mortgage, pledge, assignment or other charge or encumbrance, or any other type of preferential arrangement created by or through such Transferor.
(b)Each of the parties hereto represents and warrants to the other parties hereto that this Agreement has been duly authorized, executed and delivered by such party, and constitutes is legally binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, receivership, moratorium or other similar Laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

4.	Miscellaneous.
(a)Each Transferee is hereby authorized to file a Uniform Commercial Code financing statement against its applicable Transferor to perfect the sale of the Purchased Assets by such Transferor to such Transferee. In addition, the Agent hereby authorizes each Originator to terminate the financing statement naming such Originator, as debtor/seller, the SPE, as original secured party/buyer and the Agent, as total assignee.
(b)No amendment or waiver of any provision of this Agreement or consent to any departure by any party therefrom shall be effective unless in writing signed by each of the parties hereto.
(c)THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).
(d)This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by a party hereto of an executed counterpart of this Agreement by facsimile or similar electronic means shall be deemed effective as delivery of the original executed counterpart by such party for purposes of execution hereof.
(e)Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(f)EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

FOUNTAIN CITY FINANCE, LLC,
DST SYSTEMS, INC.,
DST OUTPUT, LLC,
DST MAILING SERVICES, INC. ,
DST OUTPUT CENTRAL, LLC,
DST OUTPUT EAST, LLC,
DST OUTPUT ELECTRONIC SOLUTIONS, INC.,
DST OUTPUT WEST, LLC,
LATERAL GROUP NA, LLC AND
NEWKIRK PRODUCTS, INC.

By: /s/ Gregg Wm. Givens
Name:    Gregg Wm. Givens
Title:    Treasurer